UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 19, 2008

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31255	59-2857021
(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive, Bonita Springs, FL	34134
(Address of Principal Executive Offices)	(Zip Code)

239-947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

Operating Report

On December 19, 2008, WCI Communities, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed their unaudited condensed combined debtors-in-possession financial statements included in the Monthly Operating Report for the month ended October 31, 2008 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the Southern District of New York (the “Court”) (In re WCI Communities, Inc., et al., Case No. 08-11643) and simultaneously furnished a copy of such report as Exhibit 99 to this Current Report on Form 8-K.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. Certain of the Company’s subsidiaries have not filed for bankruptcy protection, and financial information regarding such foreign subsidiaries is not part of the consolidated group included in the Monthly Operating Report. The financial information in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the U.S. Bankruptcy Code (“Bankruptcy Code”) and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

Additional information regarding WCI’s filing under the Bankruptcy Code, including access to court documents and other general information about the chapter 11 cases, is also available online at wcicommunities.com.

As required for its September 30, 2008 SEC reporting (expected to be filed January 28, 2009), the Debtors are in the process of evaluating impairment analyses of its real estate assets. The impact of potential impairments has not been included in the Consolidated Balance Sheet, the individual Debtor Statements of Operations or the individual Debtor Entity Statement of Assets and Liabilities.

Limitation on Incorporation by Reference

The Monthly Operating Report is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Monthly Operating Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit	Description
99.1	Monthly Operating Report for the period October 1, 2008 through October 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.
DATED: December 23, 2008	By:	/S/ JAMES D. CULLEN
	Name:	James D. Cullen
	Title:	Vice President